United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: January 16, 2013

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 La Terraza Boulevard, Escondido, California 92025-3873

(Address of principal executive offices)

(760) 741-2111

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 16, 2013, Realty Income Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to vote upon certain matters relating to the Company’s acquisition of American Realty Capital Trust, Inc., a Maryland corporation (“ARCT”).

Proxies for the Special Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Set forth below are the voting results for the proposals considered and voted upon at the Special Meeting, all of which were described in the Company’s definitive Joint Proxy Statement/Prospectus, filed with the Securities and Exchange Commission on December 6, 2012, as amended in the Supplement to Joint Proxy Statement/Prospectus, filed with the Securities and Exchange Commission on January 8, 2013:

1.	To approve the issuance of shares of the Company’s common stock to ARCT stockholders pursuant to the Agreement and Plan of Merger, dated as of September 6, 2012, by and among the Company, Tau Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and ARCT, as amended by the First Amendment to Agreement and Plan of Merger, dated as of January 6, 2013 (the “Merger Agreement”).

For	Against	Abstain	Broker Non-Votes
73,554,734	754,901	1,548,883	—

2.	To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of shares of the Company’s common stock to ARCT stockholders pursuant to the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
68,598,974	6,523,464	736,080	—

Item 8.01 Other Events.

On January 16, 2012, the Company issued a press release announcing that shareholders of the Company and ARCT have approved the acquisition of ARCT by Realty Income. A copy of the press release is attached hereto as Exhibit 99.1

Forward Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the Merger Agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals for the transaction;

unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

99.1	Press Release issued by Realty Income Corporation on January 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date: January 16, 2013	By:	/s/ Michael R. Pfeiffer
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary